Exhibit 99.2

Trend Sheet for GAAP Statement of Operations

(unaudited, in thousands, except per share data)

	Three Months Ended
	April 30, 2008	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006
Income Statement
Net revenues	$60,795	$74,118	$75,519	$62,659	$60,380	$76,850	$66,003	$59,315
Hardware revenues	5,945	16,066	17,240	6,199	2,293	19,890	13,476	6,503
Cost of hardware revenues	10,344	23,885	29,114	28,271	10,648	43,534	31,925	21,607

Service and Technology revenues	$54,850	$58,052	$58,279	$56,460	$58,087	$56,960	$52,527	$52,812
Service revenues	48,443	51,025	52,940	53,376	54,155	53,543	49,000	49,430
Technology revenues	6,407	7,027	5,339	3,084	3,932	3,417	3,527	3,382
Cost of service & technology revenues	$15,114	$17,271	$15,650	$13,760	$13,662	$15,921	$13,826	$12,629
Cost of service revenues (1)	11,194	12,019	10,738	10,064	10,155	12,445	10,820	9,628
Cost of technology revenues (1)	3,920	5,252	4,912	3,696	3,507	3,476	3,006	3,001
Gross margin of service & technology revenues	$39,736	$40,781	$42,629	$42,700	$44,425	$41,039	$38,701	$40,183
Operating expenses
Research and development (1)	$14,748	$15,416	$14,049	$15,070	$14,245	$12,755	$12,221	$12,891
Sales and marketing (1)	5,936	7,336	5,967	5,381	5,303	6,784	5,450	5,439
Sales and marketing, subscription acquisition costs	1,159	7,195	9,050	9,015	5,790	9,915	5,016	3,053
General and administrative (1) (2)	10,336	10,234	11,106	10,392	11,222	9,113	10,066	11,341

Interest and other income (expense)	$492	$883	$1,173	$1,540	$1,333	$1,418	$1,158	$959
Provision for income tax	(13)	(22)	—	—	(8)	(17)	(4)	(12)
Net income (loss) (2)	3,637	(6,358)	(8,244)	(17,690)	835	(19,771)	(11,347)	(6,698)
Net income (loss) per basic and diluted common share	$0.04	$(0.06)	$(0.08)	$(0.18)	$0.01	$(0.21)	$(0.12)	$(0.08)
Weighted average common shares outstanding - basic	99,387	98,518	97,611	97,084	96,829	96,415	91,930	85,978
Weighted average common shares outstanding - diluted	102,710	98,518	97,611	97,084	98,047	96,415	91,930	85,978
Balance Sheet & Cash Flow
Cash & cash equivalents, and short-term investments	$94,598	$99,106	$82,458	$97,629	$101,784	$128,765	$106,965	$75,118
Net cash provided by (used in) operating activities (YTD)	(1,462)	(32,090)	(44,523)	(29,906)	(26,213)	(33,507)	(55,212)	(32,796)
(1) Includes Stock-based compensation expenses as follows:	$5,477	$5,697	$7,260	$5,242	$4,640	$3,979	$4,083	$3,563
Cost of services revenues	191	216	178	178	157	117	129	130
Cost of technology revenues	606	729	726	504	463	338	236	243
Research and development	1,982	1,934	1,797	1,967	1,628	1,419	1,608	1,451
Sales and marketing	540	737	660	332	476	385	474	450
General and administrative	2,158	2,081	3,899	2,261	1,916	1,720	1,636	1,289

(2)

The consolidated statements of operations for the quarters ended January 31, 2007, October 31, 2006 and July 31, 2006 have been amended to reflect increases of $261,000, $255,000 and $250,000, respectively in general and administrative expense to correct immaterial errors related to non-income based tax positions taken in fiscal year 2007.

Trend Sheet for Non-GAAP Key Financial Metrics(1)

(unaudited, in thousands except per share data)

	Three Months Ended
	Apr 30, 2008	Jan 31, 2008	Oct 31, 2007	July 31, 2007	Apr 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006
Reconciliation to EBITDA and Adjusted EBIDTA
Net income (loss) (2)	$3,637	$(6,358)	$(8,244)	$(17,690)	$835	$(19,771)	$(11,347)	$(6,698)
Add back:
Depreciation & amortization	2,572	2,675	2,445	2,586	2,620	1,944	2,217	1,868
Interest income & expense	(564)	(1,050)	(1,201)	(1,324)	(1,400)	(1,423)	(1,246)	(988)
Provision for income tax	13	22	—	—	8	17	4	12
EBITDA (2)	$5,658	$(4,711)	$(7,000)	$(16,428)	$2,063	$(19,233)	$(10,372)	$(5,806)
Stock-based compensation	5,477	5,697	7,260	5,242	4,640	3,979	4,083	3,563
Adjusted EBITDA (2)	$11,135	$986	$260	$(11,186)	$6,703	$(15,254)	$(6,289)	$(2,243)
Subscription Metrics
TiVo-Owned subscription gross additions	48	109	69	41	57	163	101	74
TiVo-Owned subscription cancellations	(65)	(76)	(65)	(60)	(56)	(62)	(48)	(44)
TiVo-Owned churn rate per month	-1.3%	-1.5%	-1.3%	-1.2%	-1.1%	-1.2%	-1.0%	-0.9%
TiVo-Owned net additions (losses)	(17)	33	4	(19)	1	101	53	30
TiVo-Owned cumulative subscriptions	1,728	1,745	1,712	1,708	1,727	1,726	1,625	1,572
% of TiVo-Owned cumulative subscriptions paying recurring fees	61%	61%	60%	59%	59%	58%	55%	53%
Fully Amortized Active Lifetime Subscriptions	163	175	190	180	179	165	138	129
MSOs/Broadcasters’ Net additions (losses)	(128)	(155)	(134)	(126)	(103)	(91)	(37)	(29)
Total subscription net additions (losses)	(145)	(122)	(130)	(145)	(102)	10	16	1
Total cumulative subscriptions	3,801	3,946	4,067	4,197	4,342	4,444	4,434	4,418
TiVo-Owned ARPU & Subscription Acquisition Costs
TiVo-Owned-related service revenues	42,744	43,892	46,341	46,823	46,995	45,091	41,427	41,234
TiVo-Owned average subscriptions	1,737	1,727	1,708	1,719	1,729	1,673	1,596	1,559
TiVo-Owned ARPU per month	$8.20	$8.47	$9.04	$9.08	$9.06	$8.98	$8.65	$8.82
TiVo-Owned total acquisition costs (Quarterly)	5,558	15,014	20,924	31,087	14,145	33,559	23,465	18,157
TiVo-Owned subscription gross additions (Quarterly)	48	109	69	41	57	163	101	74
TiVo-Owned subscription acquisition costs (Quarterly)	116	138	303	758	248	206	232	245
TiVo-Owned total acquisition costs ( 12 months ended)	72,583	81,170	99,715	102,256	89,326	91,391	88,459	88,517
TiVo-Owned subscription gross additions (12 months ended)	267	276	330	362	395	429	487	478
TiVo-Owned subscription acquisition costs (12 months ended)	272	294	302	282	226	213	182	185
MSOs/Broadcasters’ ARPU
MSOs/Broadcasters’-related service revenues	5,699	7,133	6,599	6,553	7,160	8,452	7,573	8,196
MSOs/Broadcasters’ average subscriptions	2,136	2,279	2,422	2,554	2,668	2,767	2,837	2,858
MSOs/Broadcasters’ ARPU per month	$0.89	$1.04	$0.91	$0.86	$0.89	$1.02	$0.89	$0.96

(1)	This presentation is not prepared under a comprehensive set of accounting rules or principles such as GAAP.

(2)

The Net Income, EBITDA and Adjusted EBITDA for the quarters ended January 31, 2007, October 31, 2006 and July 31, 2006 have been amended to reflect increases of $261,000, $255,000 and $250,000, respectively in general and administrative expense to correct immaterial errors related to non-income based tax positions taken in fiscal year 2007.

EBITDA and Adjusted EBITDA Results. TiVo’s “EBITDA” means income before interest income and expense, provision for income taxes and depreciation and amortization. TiVo’s “Adjusted EBITDA” is EBITDA less expense for stock-based compensation. EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles, which we refer to as GAAP. We have presented EBITDA and Adjusted EBITDA solely as supplemental disclosure because we believe they allow for a more complete analysis of our results of operations and we believe that EBITDA and Adjusted EBITDA are useful to investors because EBITDA and Adjusted EBITDA are commonly used to analyze companies on the basis of operating performance. In addition, because of the variety of equity awards used by companies, the varying methodologies for determining stock-based compensation expense, and the subjective assumptions involved in those determinations, we believe excluding stock-based compensation enhances the ability of management and investors evaluate our operating peformance over multiple periods. Management does not use EBITDA or AEBITDA as a measure of liquidity because, among other things, they do not exclude the impact of deferred revenues associated with the amortization of product lifetime subscriptions. We do not use stock-based compensation expense in our internal measures. A limitation associated with these non-GAAP measures is that they do not include any stock-based compensation expense related to hiring, retaining, and incentivizing the Company’s workforce. EBITDA and Adjusted EBITDA are not intended to represent, and should not be considered more meaningful than, or as an alternative to, measures of operating performance as determined in accordance with GAAP.

	Three Months Ended
(Subscriptions in thousands)	April 30, 2008	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006
TiVo-Owned Subscription Gross Additions:	48	109	69	41	57	163	101	74
Subscription Net Additions/(Losses):
TiVo-Owned	(17)	33	4	(19)	1	101	53	30
MSOs/Broadcasters	(128)	(155)	(134)	(126)	(103)	(91)	(37)	(29)

Total Subscription Net Additions/(Losses)	(145)	(122)	(130)	(145)	(102)	10	16	1
Cumulative Subscriptions:
TiVo-Owned	1,728	1,745	1,712	1,708	1,727	1,726	1,625	1,572
MSOs/Broadcasters	2,073	2,201	2,355	2,489	2,615	2,718	2,809	2,846

Total Cumulative Subscriptions	3,801	3,946	4,067	4,197	4,342	4,444	4,434	4,418
Fully Amortized Active Lifetime Subscriptions	163	175	190	180	179	165	138	129
% of TiVo-Owned Cumulative	61%	61%	60%	59%	59%	58%	55%	53%
Subscriptions paying recurring fees

Subscriptions. Management reviews this metric, and believes it may be useful to investors, in order to evaluate our relative position in the marketplace and to forecast future potential service revenues. The TiVo-Owned lines refer to subscriptions sold directly or indirectly by TiVo to consumers who have TiVo-enabled DVRs and for which TiVo incurs acquisition costs. The MSOs/Broadcasters lines refer to subscriptions sold to consumers by MSOs/Broadcasters such as DIRECTV, Cablevision Mexico, and Comcast and for which TiVo expects to incur little or no acquisition costs. Additionally, we provide a breakdown of the percent of TiVo-Owned subscriptions for which consumers pay recurring fees, including on a monthly and a prepaid one, two, or three year basis, as opposed to a one-time prepaid product lifetime fee.

We define a “subscription” as a contract referencing a TiVo-enabled DVR for which (i) a consumer has committed to pay for the TiVo service and (ii) service is not canceled. We count product lifetime subscriptions, under which consumers may purchase a subscription that is valid for the lifetime of a particular DVR, as subscriptions until both of the following conditions are met: (i) the period we use to recognize product lifetime subscription revenues ends; and (ii) the related DVR has not made contact to the TiVo service within the prior six-month period. Product lifetime subscriptions past this period which have not called into the TiVo service for six months are not counted in this total. During the quarter ended April 30, 2006, we discontinued general sale of the product lifetime service option. During the quarter ended January 31, 2008, we began offering product lifetime service subscriptions only to existing customers and during the quarter ended April 30, 2008 we began offering product lifetime subscriptions to new customers. Effective November 1, 2007, we have extended the period we use to recognize product lifetime subscription revenues from 48 months to 54 months for product lifetime subscriptions acquired on or before October 31, 2007. Additionally, we also increased the amortization period to 60 months for new product lifetime subscriptions acquired on or after November 1, 2007. We are not aware of any uniform standards for defining subscriptions and caution that our presentation may not be consistent with that of other companies. Additionally, the subscription fees that some of our MSO/Broadcasters pay us may be based upon a specific contractual definition of a subscriber or subscription which may not be consistent with how we define a subscription for our reporting purposes.

	Three Months Ended
(Subscriptions in thousands)	April 30, 2008	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006
Average TiVo-Owned subscriptions	1,737	1,727	1,708	1,719	1,729	1,673	1,596	1,559
TiVo-Owned subscription cancellations	(65)	(76)	(65)	(60)	(56)	(62)	(48)	(44)

TiVo-Owned Churn Rate per month	-1.3%	-1.5%	-1.3%	-1.2%	-1.1%	-1.2%	-1.0%	-0.9%

TiVo-Owned Churn Rate per Month. Management reviews this metric, and believes it may be useful to investors, in order to evaluate our ability to retain existing TiVo-Owned subscriptions (including both monthly and product lifetime subscriptions) by providing services that are competitive in the market. Management believes factors such as service enhancements, service commitments, higher customer satisfaction, and improved customer support may improve this metric. Conversely, management believes factors such as increased competition, lack of competitive service features such as high definition television recording capabilities for our low cost product offerings, and increased price sensitivity may cause our TiVo-Owned Churn Rate per month to increase.

We define the TiVo-Owned Churn Rate per month as the total TiVo-Owned subscription cancellations in the period divided by the Average TiVo-Owned subscriptions for the period (including both monthly and product lifetime subscriptions), which then is divided by the number of months in the period. We calculate Average TiVo-Owned subscriptions for the period by adding the average TiVo-Owned subscriptions for each month and dividing by the number of months in the period. We calculate the average TiVo-Owned subscriptions for each month by adding the beginning and ending subscriptions for the month and dividing by two. We are not aware of any uniform standards for calculating churn and caution that our presentation may not be consistent with that of other companies.

	Three Months Ended
Subscription Acquisition Costs	Apr 30, 2008	Jan 31, 2008	Oct 31, 2007	Jul 31, 2007	Apr 30, 2007	Jan 31, 2007	Oct 31, 2006	Jul 31, 2006
	(In thousands, except SAC)
Sales and marketing, subscription acquisition costs	$1,159	$7,195	$9,050	$9,015	$5,790	$9,915	$5,016	$3,053
Hardware revenues	(5,945)	(16,066)	(17,240)	(6,199)	(2,293)	(19,890)	(13,476)	(6,503)
Cost of hardware revenues	10,344	23,885	29,114	28,271	10,648	43,534	31,925	21,607

Total Acquisition Costs	5,558	15,014	20,924	31,087	14,145	33,559	23,465	18,157

TiVo-Owned Subscription Gross Additions	48	109	69	41	57	163	101	74
Subscription Acquisition Costs (SAC)	$116	$138	$303	$758	$248	$206	$232	$245

	Twelve Months Ended
Subscription Acquisition Costs	April 30, 2008	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	Jul 31, 2006
	(In thousands, except SAC)
Sales and marketing, subscription acquisition costs	$26,419	$31,050	$33,770	$29,736	$23,774	$20,767	$16,803	$17,259
Hardware revenues	(45,450)	(41,798)	(45,622)	$(41,858)	(42,162)	(41,588)	(35,833)	(28,973)
Cost of hardware revenues	91,614	91,918	111,567	$114,378	107,714	112,212	107,489	100,231

Total Acquisition Costs	72,583	81,170	99,715	102,256	89,326	91,391	88,459	88,517

TiVo-Owned Subscription Gross Additions	267	276	330	362	395	429	487	478
Subscription Acquisition Costs (SAC)	$272	$294	$302	$282	$226	$213	$182	$185

Subscription Acquisition Cost or SAC. Management reviews this metric, and believes it may be useful to investors, in order to evaluate trends in the efficiency of our marketing programs and subscription acquisition strategies. We define SAC as our total acquisition costs for a given period divided by TiVo-Owned subscription gross additions for the same period. In the first fiscal quarter of 2008, we revised our definition of total acquisition costs. We now define total acquisition costs as sales and marketing, subscription acquisition costs less net hardware revenues (defined as gross hardware revenues less rebates, revenue share and market development funds paid to retailers) plus cost of hardware revenues. The sales and marketing, subscription acquisition costs line item includes advertising expenses and promotion-related expenses directly related to subscription acquisition activities, but does not include expenses related to advertising sales. We do not include third parties subscription gross additions, such as MSOs/Broadcasters’ gross additions with TiVo subscriptions, in our calculation of SAC because we incur limited or no acquisition costs for these new subscriptions. We are not aware of any uniform standards for calculating total acquisition costs or SAC and caution that our presentation may not be consistent with that of other companies.

	Three Months Ended
TiVo-Owned Average Revenue per Subscription	April 30, 2008	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006
	(In thousands, except ARPU)
Total Service revenues	48,443	51,025	52,940	53,376	54,155	53,543	49,000	49,430
Less: MSOs/Broadcasters-related service revenues	(5,699)	(7,133)	(6,599)	(6,553)	(7,160)	(8,452)	(7,573)	(8,196)

TiVo-Owned-related service revenues	42,744	43,892	46,341	46,823	46,995	45,091	41,427	41,234
Average TiVo-Owned revenues per month	14,248	14,631	15,447	15,608	15,665	15,030	13,809	13,745
Average TiVo-Owned per month subscriptions	1,737	1,727	1,708	1,719	1,729	1,673	1,596	1,559

TiVo-Owned ARPU per month	$8.20	$8.47	$9.04	$9.08	$9.06	$8.98	$8.65	$8.82

	Three Months Ended
MSOs/Broadcasters Average Revenue per Subscription	April 30, 2008	Jan 31, 2008	Oct 31, 2007	July 31, 2007	April 30, 2007	Jan 31, 2007	Oct 31, 2006	July 31, 2006
	(In thousands, except ARPU)
Total Service revenues	48,443	51,025	52,940	53,376	54,155	53,543	49,000	49,430
Less: TiVo-Owned-related service revenues	(42,744)	(43,892)	(46,341)	(46,823)	(46,995)	(45,091)	(41,427)	(41,234)

MSOs/Broadcasters-related service revenues	5,699	7,133	6,599	6,553	7,160	8,452	7,573	8,196
Average MSOs/Broadcasters revenues per month	1,900	2,378	2,200	2,184	2,387	2,817	2,524	2,732
Average MSOs/Broadcasters per month subscriptions	2,136	2,279	2,422	2,554	2,668	2,767	2,837	2,858

MSOs/Broadcasters ARPU per month	$0.89	$1.04	$0.91	$0.86	$0.89	$1.02	$0.89	$0.96

Average Revenue Per Subscription or ARPU. Management reviews this metric, and believes it may be useful to investors, in order to evaluate the potential of our subscription base to generate revenues from a variety of sources, including subscription fees, advertising, and audience research measurement. ARPU does not include rebates, revenue share and other payments to channel that reduce our GAAP revenues. As a result, you should not use ARPU as a substitute for measures of financial performance calculated in accordance with GAAP. Management believes it is useful to consider this metric excluding the costs associated with rebates, revenue share and other payments to channel because of the discretionary and varying nature of these expenses and because management believes these expenses, which are included in hardware revenues, net, are more appropriately monitored as part of SAC. We are not aware of any uniform standards for calculating ARPU and caution that our presentation may not be consistent with that of other companies.

We calculate ARPU per month for TiVo-Owned subscriptions by subtracting MSOs/Broadcaster-related service revenues (which includes MSOs/Broadcasters’ subscription service revenues and MSOs/Broadcasters’-related advertising revenues) from our total reported net service revenues and dividing the result by the number of months in the period. We then divide by Average TiVo-Owned subscriptions for the period, calculated as described above for churn rate. The above table shows this calculation. The decrease in ARPU per month for TiVo-Owned subscriptions during the first quarter ended April 30, 2008 as compared to the prior year period was the result of the recent change in amortization period for product lifetime subscriptions.

We calculate ARPU per month for MSOs/Broadcasters’ subscriptions by first subtracting TiVo-Owned-related service revenues (which includes TiVo-Owned subscription service revenues and TiVo-Owned related advertising revenues) from our total reported service revenues. Then we divide average revenues per month for MSOs/Broadcasters’-related service revenues by the average MSOs/Broadcasters’ subscriptions for the period. The above table shows this calculation.

Beginning in February 2006, pursuant to the most recent amendment of our agreement with DIRECTV, TiVo began deferring a portion of the DIRECTV subscription fees equal to the fair value of the undelivered development services. Additionally, beginning in February 2007, DIRECTV began paying us a monthly fee for all DIRECTV households with DIRECTV receivers with TiVo service similar to the lower amount paid by DIRECTV for households with DIRECTV receivers with TiVo service deployed since March 15, 2002, subject to a monthly minimum payment by DIRECTV.